THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio
Diversified Bond Portfolio
Flexible Managed Portfolio

Supplement dated December 19, 2013 to the
Current Prospectus, Summary Prospectuses, and Statement of Additional Information

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Kay T. Willcox, who currently serves as a co-Portfolio Manager for each of the Portfolios named above, has announced her intention to retire from Prudential Investment Management, Inc. during the second half of 2014. Malcolm Dalrymple, Richard Piccirillo, and Michael J. Collins continue to serve as co-Portfolio Managers for the Conservative Balanced Portfolio and Flexible Managed Portfolio. Robert Tipp and Messrs. Piccirillo and Collins continue to serve as co-Portfolio Managers for the Diversified Bond Portfolio.

David Bessey, who currently serves as a co-Portfolio Manager for the Diversified Bond Portfolio, will no longer serve as a co-Portfolio Manager for the Diversified Bond Portfolio effective on or about December 27, 2013.

PSFSUP6